                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING -- MAY 22, 2002

                              AND PROXY STATEMENT

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                             1001 Air Brake Avenue
                         Wilmerding, Pennsylvania 15148

Dear Stockholder:

We invite you to attend the annual meeting of stockholders of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec, on May 22, 2002, at 11:00 a.m. in Pittsburgh, Pennsylvania.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the items we will vote on at the meeting. It also explains how the voting process works and gives personal information about our director candidates.

Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope, or you may vote over the Internet or by telephone by following the instructions found on the proxy card, so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. Mailing your proxy(s) or voting over the internet or by telephone does not affect your right to vote in person if you attend the annual meeting.

Sincerely yours,

Robert J. Brooks
Executive Vice President
and Chief Financial Officer,
Secretary

April 22, 2002

                         NOTICE OF 2002 ANNUAL MEETING

                              DATE, TIME AND PLACE

- May 22, 2002

- 11:00 a.m.

- Omni William Penn
  William Penn Place
  Pittsburgh, Pennsylvania, 15219

                                    PURPOSE

- Elect three directors for a term of three years

- Conduct other business if properly raised

                                   PROCEDURES

- If you own stock directly, please complete the enclosed proxy card requested by the Board.

- If you own stock as a result of your participation in the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust please complete the proxy card requested by the ESOP trustee.

- Only stockholders of record on March 25, 2002 receive notice of and may vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE.

Robert J. Brooks
Executive Vice President
and Chief Financial Officer,
Secretary

April 22, 2002

CONTENTS
--------------------------------------------------------------------------------

GENERAL.....................................................    1
COMMON STOCK OWNERSHIP......................................    2
  Director and Executive Officer Stock Ownership............    2
  Other Owners of More than 5%..............................    3
  Section 16(a) Beneficial Ownership Reporting..............    4
PROPOSAL 1 -- ELECT DIRECTORS...............................    4
  Nominees..................................................    4
  Directors' Compensation...................................    6
  The Board and Committees..................................    6
  The Audit Committee.......................................    6
  Audit Committee Report....................................    6
  The Compensation Committee................................    7
  Executive Compensation Tables.............................    8
  Summary Compensation Table................................    8
  2001 Aggregate Option Exercises and Year-End Option
     Values.................................................    9
  Compensation Committee Report.............................    9
  Stock Performance Graph...................................   11
  Related Party Transactions................................   12
OTHER INFORMATION...........................................   13
  Other Business............................................   13
  Independent Accountants...................................   13
  Audit Fees................................................   13
  Financial Information Systems Design and Implementation
     Fees...................................................   13
  All Other Fees............................................   13
  Expenses of Solicitation..................................   13
  Stockholder Proposals for Next Year.......................   13
  Appendix A................................................  A-1

GENERAL
--------------------------------------------------------------------------------

We have sent you this booklet and proxy on or about April 22, 2002 because the Board of Directors of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec, is soliciting your proxy to vote at the company's 2002 annual meeting of stockholders.

WHO MAY VOTE

Stockholders of Wabtec as reflected in our stock records at the close of business on March 25, 2002 may vote. You have one vote for each share of Wabtec common stock you own.

HOW TO VOTE

You may vote in person at the meeting or by proxy. Most shareholders of record have a choice of voting by proxy over the internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, stockbroker or other holder of record to see which options are available to you. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

This notice of Annual Meeting and Proxy Statement and the 2001 Annual Report are available on our Internet site at http//www.wabtec.com. If you are a shareholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or by telephone, or check the appropriate box on the proxy card if mailing your proxy. If you hold your shares through a bank, stockbroker or other holder, check the information provided by that entity for instructions on how to view future proxy statements and annual reports and vote your shares over the Internet. Opting to receive your proxy materials online saves us the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.

HOW A PROXY WORKS

Giving us a proxy means you authorize us to vote your shares in accordance with your directions. If you do not make any selections, your shares will be voted in favor of our director candidates.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are generally covered by one card. Employees receive a separate card for any shares they hold as a result of your participation in the Employee Stock Ownership Plan. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

CHANGING YOUR VOTE

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Wabtec's Secretary in writing.

COMMON STOCK OUTSTANDING

As of the close of business on March 25, 2002, 43,288,075 shares of Wabtec common stock were issued and outstanding.

QUORUM AND VOTING INFORMATION

In order to conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you submit a properly signed proxy card, vote over the Internet or vote by telephone.

If a quorum is present at the meeting, the three director candidates receiving the most votes will be elected to fill the three open seats on the Board. Approval of any other matter that properly comes before the Board requires the favorable vote of a majority of shares present in person or by proxy, unless the matter requires more than a majority vote under statute or our bylaws.

COMMON STOCK OWNERSHIP
--------------------------------------------------------------------------------

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

Under the proxy rules of the Securities and Exchange Commission a person beneficially owns Wabtec common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows how much Wabtec common stock is beneficially owned as of February 28, 2002 by directors, nominees for director, the chief executive officer and the four other highest paid executive officers in 2001. Each person has sole voting power and sole dispositive power unless indicated otherwise.

EXECUTIVE OFFICER                                             SHARES OWNED   PERCENT OF CLASS
---------------------------------------------------------------------------------------------
William E. Kassling.........................................    1,846,272(1)(2)       4.14%
Gregory T. H. Davies........................................      313,664(2)          *
Robert J. Brooks............................................      556,312(2)(3)       1.25%
Paul E. Golden..............................................       49,059(2)          *
John M. Meister.............................................      432,775(2)(4)          *

               NON-EMPLOYEE DIRECTOR/NOMINEE                  SHARES OWNED   PERCENT OF CLASS
---------------------------------------------------------------------------------------------
Kim G. Davis................................................    2,411,000(2)(5)        5.4%
Emilio A. Fernandez.........................................      775,335(2)(6)       1.74%
Lee B. Foster, II...........................................       33,906(2)(7)          *
James P. Kelley.............................................    2,544,998(2)(8)        5.7%
James P. Miscoll............................................       16,445(2)          *
James V. Napier.............................................       28,500(2)(9)          *
Directors and Executive Officers as a Group (15 persons)....    9,335,781(2)      20.93%

--------------------------------------------------------------------------------
  * Less than 1%

 (1) Includes 387,936 shares beneficially owned by Mr. Kassling. Also includes 1,449,836 shares beneficially owned by Davideco, a Pennsylvania business trust, 8,000 shares owned by Mr. Kassling's wife and 500 shares owned by Mr. Kassling's son. Mr. Kassling disclaims beneficial ownership of the shares held by his wife and son.

 (2) Includes options that are exercisable on or within 60 days of February 28, 2002 as follows: Mr. Brooks 149,899; Mr. Davies 268,834; Mr. Davis 5,000; Mr. Fernandez 105,206; Mr. Foster 6,000; Mr. Golden 46,001; Mr. Kassling 286,464; Mr. Kelley 16,000; Mr. Meister 133,232; Mr. Miscoll 6,000; Mr.
     Napier 15,000; and all directors and executive officers as a group 283,419.

 (3) Includes 180,610 shares beneficially owned by Mr. Brooks. Also includes 375,702 shares owned by Suebro, Inc., a Delaware holding company.

 (4) Includes 352,775 shares beneficially owned by Mr. Meister. Also includes 80,000 shares held in trust for Mr. Meister's children. Mr. Meister is the trustee of the trust. Mr. Meister disclaims beneficial ownership of the shares held in trust.

 (5) Includes 2,404,000 shares beneficially owned by Charlesbank Equity Fund II, Limited Partnership. Mr. Davis is a Managing Director and co-founder of Charlesbank Capital Partners LLC, an investment advisor to Charlesbank Equity Fund II, Limited Partnership. Also includes 7,000 shares owned beneficially by Mr. Davis. Mr. Davis disclaims beneficial ownership of the Charlesbank shares.

 (6) Includes 505,739 shares beneficially owned by Mr. Fernandez. Also includes 257,175 shares beneficially owned by Mr. Fernandez's wife and 12,421 shares beneficially owned by his son. Mr. Fernandez disclaims beneficial ownership of the shares held by his wife and son.

 (7) Includes 26,335 shares beneficially owned by Mr. Foster and 7,571 shares held in Mr. Foster's deferred compensation account.

 (8) Includes 104,998 shares beneficially owned by Mr. Kelley. Also includes 40,000 shares owned by Vestar Capital Partners, Inc., where Mr. Kelley is a Managing Director and 2,400,000 shares owned by Vestar Equity Partners, L.P. Mr. Kelley is a Managing Director of the general partner of Vestar Equity Partners, L.P. Mr. Kelley disclaims beneficial ownership of the shares owned by the Vestar entities.

 (9) Includes 28,000 shares beneficially owned by Mr. Napier and 500 shares held in Mr. Napier's Keogh account.

OTHER OWNERS OF MORE THAN 5%

The following table shows stockholders who are known to the company to be a beneficial owner of more than 5% of Wabtec's common stock as of December 31, 2001(1).

                                                               SHARES OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          COMMON STOCK   OF CLASS
-------------------------------------------------------------------------------------
Shapiro Capital Management Company, Inc. ...................   4,368,457(2)   10.13%
  3060 Peachtree Road, N.W.
  Atlanta, GA 30305
State Street Research & Management Company..................   3,384,500(3)    7.85%
  One Financial Center, 30th Floor
  Boston, MA 02111
First Manhattan Co. ........................................   2,808,727(4)     6.5%
  437 Madison Avenue
  New York, NY 10022
Charlesbank Equity Fund II, Limited Partnership.............   2,404,000        5.6%
  600 Atlantic Avenue, 26th Floor
  Boston, MA 02210
Vestar Equity Partners, L.P. ...............................   2,400,000       5.56%
  c/o Vestar Capital Partners, Inc.
  Seventeenth Street Plaza
  1225 17th Street, Suite 1660
  Denver, Colorado 80202

---------------
(1) U.S. Trust Company of California, N.A. was the ESOP trustee at December 31, 2001 holding 9,171,769 shares of common stock representing 21% of share ownership. The ESOP terminated in March 2002. Allocated shares will be distributed to participants' 401(k) accounts.

(2) According to Schedule 13G dated February 12, 2002 filed with the Securities and Exchange Commission by Shapiro. Shapiro Capital Management Company, Inc. is a registered investment advisor and Samuel R. Shapiro is the president, a director and majority shareholder of Shapiro Capital Management who may be deemed to have beneficial ownership. Mr. Shapiro owns no shares for his own account.

(3) According to Schedule 13G dated February 15, 2002 filed with the Securities and Exchange Commission by State Street. State Street Research & Management Company is a registered investment advisor with sole power to dispose of 3,384,500 shares and sole power to vote 3,280,000 shares.

(4) According to Schedule 13G dated February 14, 2002 filed with the Securities and Exchange Commission by First Manhattan. First Manhattan Co. has sole voting and sole dispositive power with respect to 162,00 shares. Family members of the general partners of First Manhattan Co. own 683,450 shares which are being reported for informational purposes. First Manhattan disclaims dispositive power for 320,550 shares and beneficial ownership of 362,900 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Wabtec stock. Directors and officers must furnish us with copies of these reports. Based on these copies and directors' and executive officers' representations we believe all directors and executive officers complied with the requirements in 2001.

PROPOSAL 1 -- ELECT DIRECTORS
--------------------------------------------------------------------------------

Wabtec's Board of Directors currently has 9 members and three vacant seats. The board is divided into three classes whose terms of office end in successive years. Emilio A. Fernandez, Lee. B. Foster, II and James V. Napier, whose terms of office are expiring, have been nominated to serve for new terms ending in 2005. The board may act at a future date to fill the vacancies or reduce the size of the board. The nominations were made by the Nominating Committee of the Board and approved by the Board. The Nominating Committee has the sole authority to make the nominations and met two times in 2001. The members of the Nominating Committee are Mr. Davies, Mr. Kassling and Mr. Kelley.

Your proxy will be voted FOR the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the board names one.

Only votes for a candidate are counted in the election of directors. The three nominees who receive the most votes will be elected as directors.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE FOLLOWING CANDIDATES.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2005
--------------------------------------------------------------------------------

Emilio A. Fernandez                            Vice Chairman of Wabtec since March 1998;
Age 57                                         Executive Vice President of Wabtec from prior to 1996
Director since 1995                            to February 1998
----------------------------------------------------------------------------------------------------
Lee B. Foster, II                              Chairman of L. B. Foster Company since 1998;
Age 55                                         Chief Executive Officer of L. B. Foster Company from
Director since 1999                            prior to 1996 to 2001;
                                               President of L.B. Foster from prior to 1996 to 2000
                                               Director of L. B. Foster Company.
----------------------------------------------------------------------------------------------------
James V. Napier                                Chairman of Scientific Atlanta, Inc. from prior to
Age 65                                         1996 to November 2000;
Director since 1995                            Chairman and interim Chief Executive Officer of
                                               Scientific Atlanta, Inc. from November 1993 to July
                                               1994.
                                               Director of Scientific Atlanta, Engelhard
                                               Corporation, Vulcan Materials Company, McKesson HBOC,
                                               Personnel Group of America, Inc., and Intelligent
                                               Systems, Inc.
----------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS WITH A TERM EXPIRING IN 2004
--------------------------------------------------------------------------------

William E. Kassling                            Chairman of Wabtec from prior to 1996;
Age 58                                         Chief Executive Officer of Wabtec from prior to 1996
Director since 1990                            to February 2001;
                                               President of Wabtec from prior to 1996 to February
                                               1998.
                                               Director of Aearo Corporation, Scientific Atlanta,
                                               Inc. and Parker-Hannifin Corporation
----------------------------------------------------------------------------------------------------
James P. Kelley                                Managing Director of Vestar Capital Partners, Inc;
Age 47                                         (private Equity investment firm) since prior to 1996.
Director since 1990
                                               Director of St. John Knits, Inc; Consolidated
                                               Container Company and Celestial Seasonings, Inc.
----------------------------------------------------------------------------------------------------
James P. Miscoll                               Independent Businessman since prior to 1996. Mr.
Age 67                                         Miscoll held various positions with Bank of America
Director since 1999                            since 1962, including Vice Chairman from 1984 through
                                               his retirement in 1992.
                                               Director of MK Gold Company and 20th Century
                                               Industries; Senior Advisor to AIG
----------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS WITH A TERM EXPIRING IN 2003
--------------------------------------------------------------------------------

Robert J. Brooks                               Executive Vice President of Wabtec since November
Age 57                                         1999; Chief Financial Officer of Wabtec since prior
Director since 1990                            to 1996.
                                               Director of Crucible Materials Corporation
----------------------------------------------------------------------------------------------------
Gregory T. H. Davies                           Chief Executive Officer and President of Wabtec since
Age 55                                         February 2001; President and Chief Operating Officer
Director since 1999                            of Wabtec from February 1998 to February 2001. Vice
                                               President and Group Executive of Danaher Corporation
                                               from prior to 1996 until March 1998.
----------------------------------------------------------------------------------------------------
Kim G. Davis                                   Managing Director of Charlesbank Capital Partners,
Age 48                                         LLC and predecessors since 1998; private investor
Director since 1997                            from prior to 1996 to 1998.
                                               Director of Shoppers Drug Mart
----------------------------------------------------------------------------------------------------

DIRECTORS' COMPENSATION

Wabtec's non-employee director compensation plan pays each director who is not an employee of the company a cash retainer of $10,000 per year for his services as a director. In addition, each such director is entitled to receive $1,000 for each meeting of the Board attended in person, and $1,000 per Board committee meeting. Non-employee directors receive $500 for participating in a Board or a committee meeting by telephone. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings and other activities relating to the Board or Board Committee.

In addition, the non-employee directors also participate in the 1995 Non-Employee Directors' Fee and Stock Option Plan to encourage the highest level of performance for members of the Board of Directors by providing such directors with a proprietary interest in our financial success. Under the Plan, each non-employee director is entitled to receive 1,000 shares of common stock annually. In addition, all non-employee directors as of January 25, 2000 received a one time initial grant of 5,000 stock options (priced at $12.75 with a vesting period of three years), received 5,000 stock options on December 5, 2000 (priced at $9.535 with a vesting period of three years) and will receive 2,000 stock options each January 2nd during their term of service on the Board: such grants will be priced at the average of the high and low stock price on the day granted, with a vesting period of three years. These grants commenced on January 2002 and were priced at $12.24. Newly elected directors would be eligible to receive 5,000 stock options upon their initial election to the Board.

THE BOARD AND COMMITTEES

The Board met seven times during 2001. All directors attended at least 75% of all meetings of the Board and the Committees on which they served in 2001. The Board committees that help the Board fulfill its duties include the Nominating Committee, the Audit Committee and the Compensation Committee.

THE AUDIT COMMITTEE

The Audit Committee acts under a written charter which was amended and restated by the Board of Directors on February 20, 2002, a copy of which is included as Appendix A to this proxy statement. The Audit Committee provides assistance to the Board in fulfilling their oversight responsibility to stockholders, potential stockholders, the investment community and others relating to Wabtec's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of Wabtec's financial statements, and the legal compliance and ethics programs as established by management and the Board. The Audit Committee met three times in 2001. The Audit Committee members are Mr. Davis, Mr. Fernandez and Mr. Miscoll. The Board of Directors, in its business judgment has concluded that all Audit Committee members are independent as defined by the New York Stock Exchange listing standards.

The Audit Committee has considered whether the independent public accountants' provision of non-audit related services is compatible with maintaining the independence of the public accountants in evaluating whether to reappoint Arthur Andersen, LLP to perform the audit of Wabtec's financial statement for fiscal year ending December 31, 2002.

AUDIT COMMITTEE REPORT

Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The audit committee is responsible for reviewing the Company's financial reporting process on behalf of the Board of Directors. In the performance of our oversight function, we have reviewed and discussed with management and the independent public accountants the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2001.

We have also discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.

Furthermore, we have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and have discussed with the independent public accountants their independence.

Our responsibility is to monitor and review these processes, not to conduct auditing or accounting procedures. Committee members are not employees of the Company and do not represent themselves to be experts in the fields of accounting or auditing or in respect of auditor independence. Therefore, each member of the audit committee may rely, without independent verification, on (i) representations of management that the financial statements have been prepared with integrity, objectivity and in conformity with generally accepted accounting principles, (ii) representations of the independent public accountants included in their report on the Company's financial statements and (iii) representations of management and the independent public accountants regarding fees for services provided by the independent public accountants. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or powers, or appropriate internal controls to assure compliance with accounting standards and applicable laws and regulations. Our discussions with management and the independent public accountants do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards or that the independent public accountants are in fact "independent."

Based on the review and discussions referred to above, and subject to the limitations on our role and responsibilities referred to above and in the Charter, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Kim G. Davis
Emilio A. Fernandez
James P. Miscoll

THE COMPENSATION COMMITTEE

The Compensation Committee participates in establishing the salary and bonus levels of Wabtec officers, reviews management organization and development and major employee benefit programs and establishes and administers executive compensation programs. The Compensation Committee members are: Mr. Davis, Mr. Fernandez, Mr. Foster, and Mr. Napier. The committee met four times in 2001.

EXECUTIVE COMPENSATION TABLES

This table shows the compensation for Wabtec's Chief Executive Officer and the four other most highly paid executive officers in 2001.

SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                            ANNUAL                 LONG TERM             ALL OTHER
                                         COMPENSATION         COMPENSATION AWARDS     COMPENSATION(1)
-----------------------------------------------------------------------------------------------------
                                                            SECURITIES   RESTRICTED
NAME AND                                                    UNDERLYING     STOCK
PRINCIPAL POSITION             YEAR    SALARY     BONUS      OPTIONS       AWARD
-----------------------------------------------------------------------------------------------------
William E. Kassling            2001    449,009    299,593          --          --          81,765
  Chairman                     2000    449,009         --     100,000      67,748(2)      250,416
                               1999    389,500    156,599          --          --           8,610
Gregory T. H. Davies           2001    554,029    387,001          --          --          63,785
  President and                2000    368,992         --     175,000      67,748(2)(3)      54,766
  Chief Executive Officer      1999    321,000    107,535          --          --          52,589
Robert J. Brooks               2001    218,769    146,794          --          --          54,190
  Executive Vice President
     and                       2000    210,000     50,000      55,000          --         155,490
  Chief Financial Officer      1999    182,230     79,361          --          --          44,106
Paul E. Golden                 2001    193,846    103,115          --          --          41,039
  President -- Freight Group   2000    150,000     40,067      50,000          --           8,250
                               1999    119,077     57,953       6,000          --           7,576
John M. Meister                2001    221,312      1,830          --          --          32,209
  Executive Vice President,    2000    218,500         --      40,000                     139,514
  Transit Group                1999    210,000         --          --          --          43,490
-----------------------------------------------------------------------------------------------------

(1) Amounts include payments for various executive perquisites including company cars, club dues and company contributions to the 401(k) plan. Amounts for 2000 also include payments under the executive retirement plan and payments for split dollar life insurance as follows: Mr. Kassling $148,262, Mr. Meister $105,605 and Mr. Brooks $108,322.

(2) Mr. Kassling and Mr. Davies were each awarded 4,920 shares of restricted common stock in lieu of a $100,000 cash bonus for fiscal year 2000. The award is valued at $67,748 on February 26, 2001, the date of the award. The shares must be held for one year before they can be sold.

(3) Mr. Davies was awarded 15,000 shares of restricted common stock on February 26, 1998, valued at $372,188 on the date of grant and $358,594 as of December 31, 1998. 6,000 shares vested on February 26, 1999 valued at $118,313 on the date of vesting and $103,688 as of December 31, 1999. 7,000 shares vested on February 26, 2000, valued at $68,031 on the date of vesting and $84,455 as of December 31, 2000. 2,000 shares vested on February 26, 2001, valued at $27,540 on the date of vesting.

This table shows the number and value of stock options exercised and unexercised for the named executive officers.

2001 AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES
--------------------------------------------------------------------------------

                                                      NUMBER OF SECURITIES
                               SHARES                UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                              ACQUIRED                     OPTIONS AT                IN-THE-MONEY OPTIONS
                                 ON       VALUE         DECEMBER 31, 2001            AT DECEMBER 31, 2001
            NAME              EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)(2)
---------------------------------------------------------------------------------------------------------------
William E. Kassling               --          --          286,464/66,666               $91,335/$182,664
  Chairman
Gregory T. H. Davies              --          --         258,834/116,666               $91,335/$182,664
  President and Chief
  Executive Officer
Robert J. Brooks                  --          --          144,899/36,666               $ 36,535/$73,064
  Executive Vice President
  and Chief Financial
  Officer
Paul E. Golden                    --          --           31,168/34,832               $ 29,137/$58,263
  Executive Vice President
John M. Meister                   --          --          139,899/26,666               $ 27,400/$54,800
  Executive Vice President
---------------------------------------------------------------------------------------------------------------

(1) The value of unexercised options is based on the difference between the exercise price and the closing price of Wabtec's Common Stock on the New York Stock Exchange on December 31, 2001 ($12.30).

COMPENSATION COMMITTEE REPORT

The following report and the Stock Performance Graph on page 11 are NOT incorporated by reference into any of Wabtec's previous filings under the Securities Laws even if those filings incorporate future filings.

All of the members of the Compensation Committee are non-employee directors. The committee's principal responsibility is to review, recommend and approve changes to our compensation policies and programs. The committee is also responsible for reviewing and approving all compensation actions for the Chief Executive Officer and other executive officers.

Our compensation plan has three basic components:

- base salaries and bonuses,

- benefit plans, and

- long term incentives.

BASE SALARIES AND BONUSES. The committee recommends base salaries and bonuses of executive officers to the board which then establishes these items. Base salaries are determined at the beginning of the year and bonuses are awarded after our fiscal year results are available.

Executive officers' base salaries depend mainly on their office and responsibilities and are reviewed annually. Mr. Kassling served as Chief Executive Officer through February 2001 and received a base salary for the year equal to that received in 2000. The committee reviews and approves Mr. Kassling's salary each year. Mr. Kassling receives a bonus based on the same factors as the other executive officers as discussed below. Mr. Davies' base salary for 2001 reflects increases based on changes in his position during 2001. From February 1998 to February 2001, Mr. Davies served as President and Chief Operating Officer, and in February 2001, Mr. Davies became President and Chief Executive Officer of Wabtec. As Chief Executive Officer, Mr. Davies will receive compensation at an annual rate of $580,000. Mr. Davies also receives a bonus based on the same factors as the other Executive Officers as discussed below.

During 2001, Wabtec had in effect an executive bonus plan which had been approved by the Board. Bonuses are based upon the success of two factors: a financial performance factor which measures earnings before interest and taxes and working capital; and a personal performance factor which measures whether the executive has attained certain goals agreed to by the executive, his supervisor, and the Board. There are guidelines as to the payment of bonuses, although the Committee may exercise its discretion with respect to those guidelines. We believe this philosophy encourages Wabtec and our executives to establish ambitious goals and promotes teamwork, productivity and profitability.

Wabtec's employees may purchase shares of Wabtec common stock under the 1998 Employee Stock Purchase Plan. The plan allows eligible employees to purchase shares of Wabtec common stock for 85% of fair market value through payroll deductions. We believe that this plan promotes Wabtec's continued success by encouraging our employees to have increased awareness of, and commitment to, our corporate-wide goals and objectives of the named executive officers. Messrs. Brooks and Golden participated in this plan during 2001. They purchased shares of common stock with a total fair market value, when purchased, of $19,524 and $9,665 respectively.

LONG-TERM INCENTIVES. The committee may grant long-term incentives to employees by granting stock options and making restricted share awards under the 2000 Stock Incentive Plan. The committee views stock options and restricted share awards as incentives to enable Wabtec to hire and retain executives and to provide executives with incentives related to the Company's stock price so they have interests similar to your interests as Wabtec common stockholders. Our decision to grant stock options or award restricted shares is based upon an individual's job level, among other factors.

OTHER. Executive officers also may participate in Wabtec's 401(k) Plan. Wabtec provides certain other personal benefits to certain employees, including executive officers, that are not significant in total.

Respectfully submitted,

James V. Napier, Chairman
Emilio A. Fernandez
Lee B. Foster
Kim G. Davis

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return, through December 31, 2001, of Wabtec's common stock, the S&P 500 and a peer group of manufacturing companies which we believe closely resemble us. The graph assumes that a person invested $100 on December 31, 1996 and that dividends are reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
[COMPARISON OF CUMULATIVE TOTAL RETURN]

                                                      WABTEC CORP.                   S&P 500                   PEER GROUP
                                                      ------------                   -------                   ----------
1996                                                        100                         100                         100
1997                                                     203.45                      133.36                      123.71
1998                                                     194.35                      171.47                       106.9
1999                                                     141.45                      207.56                       80.19
2000                                                      94.01                      188.66                        69.9
2001                                                      98.71                      166.24                       77.19

The peer group consists of the following publicly traded manufacturing companies engaged in lines of business similar to those of Wabtec: Atchison Casting Corp., The Greenbrier Companies, L.B. Foster Company and Trinity Industries.

In previous years, the peer group has consisted of ABC-NACO Inc., Atchison Casting Corp., The Greenbrier Companies and Railworks Corp. This year, Wabtec added L.B. Foster Company and Trinity Industries to the peer group to replace ABC-NACO Inc. and Railworks Corp. who are no longer publicly traded.

The graph using the previous peer group would be as follows:

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
COMPARISON OF CUMULATIVE TOTAL RETURN

                                                      WABTEC CORP.                   S&P 500                   PEER GROUP
                                                      ------------                   -------                   ----------
1996                                                        100                         100                         100
1997                                                     203.45                      133.36                      122.88
1998                                                     194.35                      171.47                       86.08
1999                                                     141.45                      207.56                       70.54
2000                                                      94.01                      188.66                        42.3
2001                                                      98.71                      166.24                       17.57

RELATED PARTY TRANSACTIONS

STOCKHOLDERS AGREEMENT

Wabtec, certain members of management, Vestar Equity Partners, Charlesbank Equity Fund II, Limited Partnership, and American Industrial Partners Capital have a Stockholders Agreement that provides for Board membership if the parties own a certain percentage of stock.

REGISTRATION RIGHTS AGREEMENT

Wabtec, Charlesbank, American Industrial Partners, Vestar and certain individual stockholders have an agreement that allows Harvard and Vestar to demand registration of their shares to allow public sale. All parties have rights to register their shares if Wabtec is registering shares for sale.

OTHER INFORMATION
--------------------------------------------------------------------------------

OTHER BUSINESS

We do not expect any business to come before the meeting other than the election of directors. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.

INDEPENDENT ACCOUNTANTS

Arthur Andersen, LLP served as our auditors for the year ended December 31, 2001. On February 20, 2002, our Board of Directors and the Audit Committee approved the reappointment of Arthur Andersen as Wabtec's independent auditor to audit our financial statements for fiscal 2002. The Board and Committee, however, have decided to defer this reappointment of Arthur Andersen until the U.S. Department of Justice's action against Arthur Andersen is resolved through the trial now scheduled for May 2002. The Board has no disagreements or differences with Arthur Andersen and has been satisfied with its work. If the Board concludes not to reappoint Arthur Andersen, the Board will expedite the selection process of an accounting firm qualified to perform the 2002 audit and announce the new appointment as soon as Wabtec completes its deliberations. Representatives of Arthur Andersen are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. They will also be available to respond to appropriate questions.

AUDIT FEES

Wabtec was billed $570,000 in aggregate fees by the independent public accountants for the professional services rendered for the audit of Wabtec's financial statements for the year ended December 31, 2001, and the reviews of its financial statements included in its Forms 10-Q for the 2001 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The independent public accountants did not bill Wabtec for any financial information systems design and implementation fees for services rendered during 2001.

ALL OTHER FEES

In addition to the audit fees described above, the independent public accountants billed Wabtec approximately $586,000 to conduct a research and development tax credit study; approximately $330,000 for tax outsourcing and compliance (which includes the preparation and filing of annual tax returns); approximately $225,000 for tax divestiture planning relating to the sale of certain businesses that occurred in 2001; and $426,665 for other professional services rendered in 2001.

EXPENSES OF SOLICITATION

The cost for proxy solicitation is paid by Wabtec. In addition to mailing, officers and employees may solicit proxies in person, by telephone or telegraph. Wabtec will pay about $12,000 to Mellon Investor Services, LLC, for sending the proxy material and the 2001 Annual Report to stockholders. We will also reimburse other nominees, custodians or fiduciaries who forward these materials to stockholders for their expenses in doing so.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

To be eligible for inclusion in next year's proxy for the 2003 annual meeting, the deadline for stockholder proposals is December 23, 2002. Additionally, our advance notice provision in our by-laws requires that for business to otherwise be properly brought before the annual meeting, notice must be submitted to us between December 23, 2002 and February 22, 2003.

By order of the Board of Directors,

Robert J. Brooks
Executive Vice President and
Chief Financial Officer, Secretary

                                                                      APPENDIX A

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                            AUDIT COMMITTEE CHARTER
                   AS AMENDED AND RESTATED FEBRUARY 20, 2002

ORGANIZATION

     This charter governs the operations of the audit committee. The committee will review and reassess the charter at least annually and the charter will be approved by the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee will be considered independent if, the Board of Directors in its business judgment, concludes that such members have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit committee will provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, selecting and evaluating the outside auditors, evaluating the independence of the outside auditors, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and the management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and the personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes, not to conduct auditing or accounting procedures. Committee members are not employees of the Company and do not represent themselves to be experts in the fields of accounting or auditing or in respect of auditor independence. Therefore, each member of the audit committee may rely, without independent verification, on (i) representations of management that the financial statements have been prepared with integrity, objectivity and in conformity with generally accepted accounting principles, (ii) representations of the independent auditors included in their report on the Company's financial statements and (iii) representations of management and the independent auditors regarding fees for services provided by the independent auditors.

     The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate standards for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee will review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee will discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee will meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee will discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee will discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                    U.S. TRUST COMPANY, NATIONAL ASSOCIATION

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed with this notice is a Proxy Statement with respect to the Annual Meeting of Stockholders of Westinghouse Air Brake Technologies Corporation (the "Company") to be held on May 22, 2002 (the "Annual Meeting"), along with the Company's 2001 Annual Report to Stockholders. The Annual Meeting will be for the purpose of (i) electing three nominees for the Board of Directors and (ii) conducting other business if properly raised. The Proxy Statement has been prepared by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting. THE ITEMS TO BE PRESENTED AT THE ANNUAL MEETING ARE IMPORTANT AND ARE DESCRIBED IN THE PROXY MATERIALS BEING ENCLOSED WITH THIS NOTICE.

DIRECTIONS TO THE TRUSTEE

     Only U.S. Trust Company, National Association, as trustee (the "Trustee") of the Westinghouse Air Brake Company Employee Stock Ownership Plan (the "ESOP"), can vote the shares of the Company's stock (the "Shares") held by the ESOP. However, under the terms of the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, you, as a participant in the ESOP, are entitled to instruct the Trustee how to vote the shares that have been allocated to your individual account ("Allocated Shares").

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the above matters, which are described in the enclosed Proxy Statement. Your interest in these matters is important. Please take the time to complete the voting instruction card and return it to the Trustee. You may instruct the Trustee to vote for, against, or to abstain from approval of such matters. If you do not provide instructions to the Trustee, your Allocated Shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust.

     The Trustee will vote your Allocated Shares in accordance with the instructions you provide on the voting instruction card received by the Trustee on or before May 16, 2002, unless the Trustee determines such instructions are contrary to ERISA.

CONFIDENTIALITY

     How you vote will not be revealed, directly or indirectly, to any officer, any other employee or any director of the Company or to anyone else, except as otherwise required by law. You should, therefore, instruct the Trustee to vote the Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction card. The cut-off date established by the Trustee is 5:00 P.M. Eastern Time on May 16, 2002. The Trustee cannot insure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card on or before May 16, 2002 in the envelope provided for your convenience.

     If you also hold shares of Common Stock of the Company directly and not through the ESOP, you will receive, under separate cover, proxy solicitation materials including a proxy card. That card should be used to vote the shares you hold directly and CANNOT be used to direct the voting of shares held by the ESOP.

FURTHER INFORMATION

     If you have questions regarding this information provided to you, you may contact the Trustee at (800) 535-3093 between 11:30 A.M. and 7:00 P.M. Eastern Time, Monday through Friday.

     Your ability to instruct the Trustee how to vote your Shares is an important part of your rights as an ESOP participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.

Dated: April 22, 2002

                                          U.S. Trust Company, National
                                          Association as Trustee of
                                          WESTINGHOUSE AIR BRAKE COMPANY
                                          EMPLOYEE STOCK OWNERSHIP PLAN

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS
                   OMNI WILLIAM PENN, PITTSBURGH, PENNSYLVANIA
                WEDNESDAY, MAY 22, 2002 - 11:00 A.M. (LOCAL TIME)

    The undersigned stockholder of WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (the "Company") does hereby appoint WILLIAM E. KASSLING, GREGORY T.
H. DAVIES and ROBERT J. BROOKS, and each of them acting individually, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Company, to be held May 22, 2002 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matter set out on the reverse side of this proxy card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.

    The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated April 22, 2002, and of the Annual Report to Stockholders for 2001.

    You are urged to return promptly this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.

    The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR" item 1.

                     (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1       PLEASE MARK
                                                            YOUR VOTES AS
                                                            INDICATED IN    [X]
                                                            THIS EXAMPLE


ITEM (1) - Election of the following three Directors for a term expiring in
           2005:

          01 Emilio A. Fernandez, 02 Lee B. Foster, II, 03 James V. Napier

                    FOR all Nominees       WITHHOLD AUTHORITY
                       (except as            to Vote for All
                   shown to the right)           Nominees

                         [  ]                      [  ]

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

(To withhold authority to vote for one or more such nominees, write such nominees' name(s) on the line below.)

-------------------------------------------------------------------------------

By checking the box to the right, I consent to future access of the Annual Report, Proxy Statements, prospectuses and other communications electronically via the internet. I understand that the company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke any consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges will be my responsibility. Please disregard if you have previously provided your consent decision. [ ]

                                       Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


SIGNATURE_____________________SIGNATURE_______________________DATE____________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN
      SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                       VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

       INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
               THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

 YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          INTERNET                                         TELEPHONE                                            MAIL
  http://www.eproxy.com/wab                             1-800-435-6710
Use the Internet to vote your                                                                           Mark, sign and date
proxy. Have your proxy card in                    Use any touch-tone telephone to                         your proxy card
hand when you access the web             OR       vote your proxy. Have your proxy          OR                 and
site. You will be prompted to enter               card in hand when you call. You will                   return it in the
your control number, located in                   be prompted to enter your control                    enclosed postage-paid
the box below, to create and                      number, located in the box below,                          envelope.
submit an electronic ballot.                      and then follow the directions given.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          SOLICITED BY THE ESOP TRUSTEE
                   OMNI WILLIAM PENN, PITTSBURGH, PENNSYLVANIA
                WEDNESDAY, MAY 22, 2002 - 11:00 A.M. (LOCAL TIME)

    The undersigned participant in the WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP") does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company"), to be held May 22, 2002 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company for which the undersigned may be entitled to provide instructions, on the matter set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.

    The undersigned participant hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement both dated April 22, 2002, and of the Annual Report to Stockholders for 2001.

    The shares represented by this card will be voted as directed by the participant. If this card is executed but no direction is given or if such direction is not received by the ESOP Trustee on or before May 16, 2002, such shares will be voted in accordance with the Westinghouse Air Brake Technologies Corporation Employee Stock Ownership Plan and Trust.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1       PLEASE MARK
                                                            YOUR VOTES AS
                                                            INDICATED IN    [X]
                                                            THIS EXAMPLE

ITEM (1) - Election of the following three Directors for a term expiring in
           2005:

           01 Emilio A. Fernandez, 02 Lee B. Foster, II, 03 James V. Napier

             FOR all Nominees          WITHHOLD AUTHORITY
               (except as                to Vote for All
           shown to the right)             Nominees

                  [  ]                       [  ]

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

(To withhold authority to vote for one or more such nominees, write such nominees' name(s) on the line below.)

-------------------------------------------------------------------------------

By checking the box to the right, I consent to future access of the Annual Report, Proxy Statements, prospectuses and other communications electronically via the internet. I understand that the company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke any consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges will be my responsibility. Please disregard if you have previously provided your consent decision. [ ]



                                       Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If shares are held jointly, each stockholder named should sign.

SIGNATURE_____________________ SIGNATURE_______________________DATE __________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN
      SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

               INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH
                           4PM EASTERN TIME ON MAY 16

    YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          INTERNET                                      TELEPHONE                                         MAIL
  http://www.eproxy.com/wab                          1-800-435-6710
Use the Internet to vote your                                                                    Mark, sign and date
proxy. Have your proxy card in                 Use any touch-tone telephone to                     your proxy card
hand when you access the web           OR      vote your proxy. Have your proxy         OR              and
site. You will be prompted to enter            card in hand when you call. You will               return it in the
your control number, located in                be prompted to enter your control                enclosed postage-paid
the box below, to create and                   number, located in the box below,                     envelope
submit an electronic ballot.                   and then follow the directions given.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.